EXHIBIT 99.2 Earnings Webcast & Conference Call Third Quarter and Nine Months of Fiscal Year 2018 © 2017 | 1

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. © 2017 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non- GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Tax Act items, (iv) the Gain on Sale of Securities and (v) the Message Automation Limited ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Gain on Sale of Securities represents a non- operating gain on the sale of securities associated with the Company's retirement plan obligations. The MAL investment gain represents a non- cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017.   The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, the Gain on Sale of Securities and the MAL investment gain from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business. © 2017 | 3

Use of Non-GAAP Financial Measures Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. © 2017 | 4

Third Quarter 2018 Highlights and Financial Summary ▪ Strong third quarter 2018 financial results • Total revenues up 6% to $1.1 billion • Recurring fee revenue growth of 8% to $639 million • Strong Operating income and margin growth • Diluted EPS and Adjusted EPS rose 43% and 45%, respectively, aided by lower tax provision ▪ Operating momentum continues with $38M in Closed sales • On track to deliver full year Closed sales guidance of $170-$210 million ▪ Raising fiscal year 2018 EPS guidance • Reaffirming guidance for revenue and recurring fee revenue growth and Operating income margin expansion ▪ Remain on track to achieve three year growth objectives • Recurring fee revenue growth coupled with increased investments leave Broadridge well positioned for continued growth © 2017 | 5

Business Update ▪ Heightened capital markets activity a tailwind in 3Q 2018 • Higher trading volumes contributed to revenue growth for both GTO and ICS segments ▪ ICS Total revenues up 4% • Recurring revenue growth of 5% ▪ Regulatory communications revenues up 8% as fund flows remained strong ▪ Customer communications revenues benefited from stronger post-sale volumes • Strong stock record growth expected to continue in 4Q • $6 million increase in event-driven revenues • ActivePath investment enhances digital capabilities ▪ GTO Revenues up 13% • Client onboardings biggest driver of growth • Internal growth boosted by higher trading volumes © 2017 | 6

Third Quarter 2018 Revenue Growth Drivers ▪ Third Quarter 2018 Total revenues grew 6% to $1.1 billion +1% 0% +6% +1% +5% $1,072 M $1,009M 3Q'17 Total Revs. Recurring Event-Driven Distribution FX 3Q'18 Total Revs. ▪ Third Quarter 2018 Recurring fee revenues grew 8% to $639 million Organic Growth: 7% +1% +8% +6% +4% -3% $639 M $592M 3Q'17 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 3Q'18 Recurring Revs. Note: Amounts may not sum due to rounding © 2017 | 7

Nine Months 2018 Revenue Growth Drivers ▪ Nine Months Fiscal 2018 Total revenues grew 8% to $3.0 billion +8% +3% 0% +4% 0% $3,009M $ 2,797M 9M'17 Total Revs. Recurring Event-Driven Distribution FX 9M'18 Total Revs. ▪ Nine Months Fiscal 2018 Recurring fee revenues grew 6% to $1.7 billion Organic Growth: 5% +6% +2% +1% +6% $1,749 M -3% $1,645 M 9M'17 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 9M'18 Recurring Revs. Note: Amounts may not sum due to rounding © 2017 | 8

Third Quarter 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS $1.10 +13% +45% $150 $152 $1.00 +43% $1.00 +19% $0.90 $0.90 $130 $134 $130 $0.80 $0.70 $110 $110 $0.69 $0.60 $0.63 $90 $0.50 3Q 2017 3Q 2018 3Q 2017 3Q 2018 Operating Income Adj. Operating Income Diluted EPS Adjusted EPS © 2017 | 9

Nine Months Fiscal Year 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS +32% $2.40 +63% $400 $375 $395 $2.33 $2.10 $350 +40% +60% $325 $1.80 $330 $1.84 $300 $299 $1.50 $275 $1.43 $250 $1.20 $225 $235 $1.15 $200 $0.90 9M 2017 9M 2018 9M 2017 9M 2018 Operating Income Adj. Operating Income Diluted EPS Adjusted EPS © 2017 | 10

Segment Results ($ in millions) Investor Communication Solutions ("ICS") 3Q 9 Month YTD 2017 2018 Change 2017 2018 Change Recurring fee revenues $ 383 $ 403 5% $ 1,036 $ 1,071 3% Event-driven fee revenues 61 67 9% 128 223 74% Distribution revenues 376 385 2% 1,078 1,090 1% Total revenues $ 820 $ 855 4% $ 2,243 $ 2,384 6% Earnings before income taxes $75 $93 23% $131 $211 62% Pre-tax margins 9.2% 10.9% 5.8% 8.9% Global Technology and Operations ("GTO") 3Q 9 Month YTD 2017 2018 Change 2017 2018 Change Total revenues $209 $235 13% $609 $678 11% Earnings before income taxes $43 $57 34% $123 $153 24% Pre-tax margins 20.5% 24.4% 20.3% 22.5% Note: Amounts may not sum due to rounding © 2017 | 11

Capital Allocation and Summary Balance Sheet $ in millions Select Uses of Cash through Summary Balance Sheet Third Quarter FY2018 as of March 31, 2018 Assets CapEx and Software $71 Cash and cash equivalents $ 352 Other assets 3,133 Total assets $ 3,485 M&A* $103 Liabilities and Stockholders' Equity Total debt outstanding $ 1,203 Other liabilities 1,120 Dividends $123 Total liabilities $ 2,323 Total stockholders' equity $ 1,162 $25 $50 $75 $100 $125 *M&A includes the purchase of intellectual property Note: Amounts may not sum due to rounding © 2017 | 12

Fiscal Year 2018 Guidance Prior1 Current Recurring fee revenue growth 4 - 6% 4 - 6% Total revenue growth 2 - 4% 2 - 4% Operating income margin - GAAP ~14% ~14% Adjusted Operating income margin - Non-GAAP ~16% ~16% Diluted earnings per share growth2 22 - 26% 28 - 33% Adjusted earnings per share growth2 - Non-GAAP 27 - 31% 31 - 35% Free cash flow2 - Non-GAAP $500 - $550M $500 - $550M Closed sales $170 - $210M $170 - $210M (1) Prior guidance as of February 8, 2018. (2) Current EPS Guidance and Free cash flow Guidance includes projected $35 million, or $0.27 per share, from excess tax benefits from stock-based compensation. © 2017 | 13

Closing Summary ▪ Strong third quarter results • Total revenue growth of 6% ▪ Recurring fee revenue growth of 8% ▪ Equity proxy contest drove 9% growth in event-driven revenues • Diluted EPS and Adjusted EPS rose 43% and 45% to $0.90 and $1.00, respectively, in the third quarter ▪ Closing out a strong Fiscal Year 2018 by raising EPS guidance • Expect 31-35% Adjusted EPS growth and 28-33% Diluted EPS growth in Fiscal Year 2018 • Reaffirming guidance for revenues, margins, Free cash flow and Closed sales ▪ On track to achieve three year financial objectives ▪ Broadridge remains focused on sustainable, long-term growth • Market position built on investments in products, technology and people • Current investments in digital communications, AI and blockchain, and on delivering network value © 2017 | 14

Appendix © 2017 | 15

Tax Act Impact to Broadridge 2017 2018 2019 FY 3Q YTD 3Q FY FY $ in millions Outlook Indicative Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Net Tax Charges1 - - ($16) ($16) Tax Rate Excluding Non-Recurring Gains & Charges2 33.7% 12.9% 21.7% ~22% ~20% Effective Tax Rate (GAAP) 33.1% 12.9% 27.0% ~25% Net Tax Charges1 - - ($16) ($16) Excess Tax Benefits from stock-based compensation - $16 $19 ~$35 Tax Rate Excluding ETB and Non-Recurring Gains & Charges2 33.7% 25.4% 27.9% ~29% ~24% (1) Net charges of $16 million in FY2018 related to the change in U.S. tax law (2) FY17 GAAP Tax rate was impacted by the recognition of the non-cash, nontaxable $9.3 million investment gain. Excluding that gain the tax rate was 33.7%. © 2017 |16

FY17-FY20 Three Year Growth Objectives FY17 - FY20 Three Year Objectives Recurring fee revenue growth 7 - 9% Total revenue growth 5 - 7% Adjusted Operating income margin expansion ~50bps/yr Adjusted EPS Growth1 14 - 18% (1) FY17 - FY20 Three year Adjusted EPS growth objective updated as of February 8, 2018 for change in U.S. Tax Law Note: Three year objectives are compound annual growth rates (CAGRs), except margin © 2017 | 17

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) $ in millions, except per share amounts Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Operating income (GAAP) $ 130.0 $ 109.7 $ 329.5 $ 234.6 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.2 19.7 59.4 52.8 Acquisition and Integration Costs 1.3 4.2 6.0 12.0 Adjusted Operating income (Non-GAAP) $ 151.5 $ 133.6 $ 394.9 $ 299.4 Operating income margin (GAAP) 12.1% 10.9% 10.9% 8.4% Adjusted Operating income margin (Non-GAAP) 14.1% 13.2% 13.1% 10.7% Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Net earnings (GAAP) $ 109.1 $ 75.9 $ 221.1 $ 139.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.2 19.7 59.4 52.8 Acquisition and Integration Costs 1.3 4.2 6.0 12.0 Gain on Sale of Securities (5.5) — (5.5) — Taxable adjustments 16.1 23.9 59.9 64.8 Tax Act items — — 16.1 — MAL investment gain — (9.3) — (9.3) Tax impact of adjustments (a) (3.7) (7.2) (16.7) (21.3) Adjusted Net earnings (Non-GAAP) $ 121.4 $ 83.3 $ 280.4 $ 174.0 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax Act, as well as $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. © 2017 | 18

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) Three Months Ended March 31, Nine Months Ended March 31, 2018 2017 2018 2017 Diluted earnings per share (GAAP) $ 0.90 $ 0.63 $ 1.84 $ 1.15 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.17 0.16 0.49 0.44 Acquisition and Integration Costs 0.01 0.03 0.05 0.10 Gain on Sale of Securities (0.05) — (0.05) — Taxable adjustments 0.13 0.20 0.50 0.53 Tax Act items — — 0.13 — MAL investment gain — (0.08) — (0.08) Tax impact of adjustments (a) (0.03) (0.06) (0.14) (0.18) Adjusted earnings per share (Non-GAAP) $ 1.00 $ 0.69 $ 2.33 $ 1.43 Nine Months Ended March 31, 2018 2017 Net cash flows provided by operating activities (GAAP) $ 274.8 $ 162.1 Capital expenditures and Software purchases and capitalized internal use software (70.6) (69.4) Free cash flow (Non-GAAP) $ 204.2 $ 92.6 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax Act, as well as $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. © 2017 | 19

Reconciliation of GAAP to Non-GAAP Measures - FY18 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) (2) Diluted earnings per share (GAAP) 28% - 33% Adjusted earnings per share (Non-GAAP) 31% - 35% Adjusted Operating Income Margin (3) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~16% Free Cash Flow (2) Net cash flows provided by operating activities (GAAP) $610 - $680 million Capital expenditures and Software purchases and capitalized internal use software (110) - (130) million Free cash flow (Non-GAAP) $500 - $550 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, the Gain on Sale of Securities, and Tax Act items and is calculated using diluted shares outstanding. Fiscal year 2018 Non- GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and the Gain on Sale of Securities, net of taxes, and Tax Act items, of approximately $0.64 per share. (2) Current EPS Guidance and Free cash flow Guidance includes projected $35 million, or $0.27 per share, from excess tax benefits from stock-based compensation. (3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million. © 2017 | 20

Broadridge Investor Relations W. Edings Thibault Investor Relations Tel: 516-472-5129 Email: edings.thibault@broadridge.com © 2017 | 21